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                                                                  Exhibit 23.4

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Enron Corp. Form S-8 Registration Statement of our report dated June 22, 1993 included by Enron Corp. in the Form 11-K Annual Report for the Plan for the year ended December 31, 1992.

                                                 /s/ MIR FOX & RODRIQUEZ
                                                 ----------------------------
                                                     Mir Fox & Rodriquez

Houston, Texas
February 9, 1994